UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                             F O R M 8-K/A Number 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                December 9, 2002



                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                             74-2584033
(Commission File Number)               (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  210-490-4788


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Item 5.OTHER EVENTS


The following exhibits are filed as part of this report:

NUMBER                                    DOCUMENT

99.1 Purchase and Sale Agreement among Abraxas Petroleum as seller and Primewest Gas, Inc. as purchasor.
99.2 Farmout Agreement between Grey Wolf Exploration Limited and Prime West Energy, Inc.
99.3 Farmout Agreement between Grey Wolf Exploration Limited and Prime West Energy, Inc.



                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ABRAXAS PETROLEUM CORPORATION



                     By: ___________________________________
                         Chris Williford
                         Executive Vice President, Chief Financial
                         Officer and Treasurer


Dated:    December 6, 2002


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